SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

                     Date of report (date of earliest event reported):

                                September 1, 1999


                          INTERNATIONAL GAME TECHNOLOGY

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             (Exact name of registrant as specified in its charter)

         Nevada                  001-10684               88-0173041
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     (State or Other            (Commission           (I.R.S. Employer
      Jurisdiction             File Number)        Identification Number)
      of Formation)



                    9295 Prototype Drive, Reno, Nevada 89511
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               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)





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

Item 2. Acquisition or Disposition of Assets

On September 1, 1999, the Registrant, International Game Technology ("IGT") completed its acquisition of Sodak Gaming, Inc. ("Sodak"), a publicly traded company, by merging SAC, Inc., a wholly-owned subsidiary of IGT, with and into Sodak. Sodak is a distributor of casino gaming products and software systems to Native American casinos and gaming operators in the United States. Under the merger agreement, IGT acquired Sodak for $10 per share in cash, totaling approximately $230 million. The purchase was financed using a portion of the proceeds received from the earlier sale by IGT of $1.0 billion of senior notes.

IGT is expected to divest itself of Sodak's ownership of the Miss Marquette Iowa riverboat casino and associated real property and assets pursuant to a previously announced agreement with Lady Luck Gaming Corporation. The sale of the Miss Marquette is subject to financing, regulatory approvals and other customary conditions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

The following exhibits are part of the current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.



Exhibit No. Description

2 Agreement and Plan of Merger, dated as of March 10, 1999, by and among International Game Technology, SAC, Inc. and Sodak Gaming, Inc. (Incorporated by reference to Exhibit 2 to Registrants Report on Form 8-K dated March 10, 1999.)

10.1 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Harrah's Operating Company, Inc. (Incorporated by reference to Exhibit 10.1 to Registrants Report on Form 8-K dated March 10, 1999.)

10.2 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Michael G. Wordeman. (Incorporated by reference to Exhibit 10.2 to Registrants Report on Form 8-K dated March 10, 1999.)

10.3 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Thomas Celani. (Incorporated by reference to Exhibit 10.3 to Registrants Report on Form 8-K dated March 10, 1999.)

10.4 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Roland W. Gentner. (Incorporated by reference to Exhibit 10.4 to Registrants Report on Form 8-K dated March 10, 1999.)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 7, 1999

                                             INTERNATIONAL GAME TECHNOLOGY


                                             By:/s/ Maureen Mullarkey
                                                Maureen Mullarkey
                                                Chief Financial Officer and
                                                Vice President, Finance

                                  EXHIBIT INDEX



      Pursuant  to  Item  601(a)(2)  of  Regulation   S-K,  this  exhibit  index
            immediately precedes the exhibits.

Exhibit No. Description

2 Agreement and Plan of Merger, dated as of March 10, 1999, by and among International Game Technology, SAC, Inc. and Sodak Gaming, Inc. (Incorporated by reference to Exhibit 2 to Registrants Report on Form 8-K dated March 10, 1999.)

10.1 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Harrah's Operating Company, Inc. (Incorporated by reference to Exhibit 10.1 to Registrants Report on Form 8-K dated March 10, 1999.)

10.2 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Michael G. Wordeman. (Incorporated by reference to Exhibit 10.2 to Registrants Report on Form 8-K dated March 10, 1999.)

10.3 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Thomas Celani. (Incorporated by reference to Exhibit 10.3 to Registrants Report on Form 8-K dated March 10, 1999.)

10.4 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Roland W. Gentner. (Incorporated by reference to Exhibit 10.4 to Registrants Report on Form 8-K dated March 10, 1999.)